DISCO Announces Fourth Quarter and Fiscal Year 2024 Financial Results

Fourth Quarter 2024 Total Revenue of $37.0 Million, A Year over Year Increase of 4%
AUSTIN, Texas - February 20, 2025 - CS Disco, Inc. (“DISCO”) (NYSE: LAW) today announced financial results for its fourth quarter and fiscal year ended December 31, 2024.

“Our customer-focused strategy and improving operational rigor are beginning to show results as we reported a strong end to 2024,” said Eric Friedrichsen, DISCO CEO. “We continue to make progress in growing the reach of our platform and extending our relationships with top-tier law firms and corporations, and our focus remains on driving innovation, improving execution and making the most of the opportunities ahead.”

Fourth Quarter 2024 Financial Highlights:

•Software revenue was $30.8 million, up 5% compared to the fourth quarter of 2023.
•Total revenue was $37.0 million, up 4% compared to the fourth quarter of 2023.
•GAAP net loss was $25.2 million, compared to $5.8 million in the fourth quarter of 2023.
•Adjusted EBITDA was $(4.3) million, compared to $(1.0) million in the fourth quarter of 2023.

Fiscal Year 2024 Financial Highlights:

•Software revenue was $120.1 million, up 7% compared to fiscal year 2023.
•Total revenue was $144.8 million, up 5% compared to fiscal year 2023.
•GAAP net loss was $55.8 million, compared to $42.2 million in fiscal year 2023.
•Adjusted EBITDA was $(18.7) million, compared to $(25.9) million in fiscal year 2023.

Recent Business Highlights:

•Large Customers: DISCO had 315 large customers, or customers contributing more than $100,000 in revenue over the previous 12-month period, increasing from 289 large customers as of December 31, 2023.
•New Product Features: DISCO introduced several new capabilities, including Reproductions, which enables users to re-run a production with updated settings, redactions, and document contents, ensuring consistency across past and current work, and document-level Bates numbering, a new option in the production tool that applies a single Bates stamp per document with individual page suffixing.

First Quarter and Full Year 2025 Financial Outlook

As of February 20, 2025, DISCO is issuing the following outlook for the first quarter of 2025 and fiscal year 2025:

First quarter of 2025:

•Software revenue in the range of $30.1 million - $31.1 million.
•Total revenue in the range of $35.0 million - $37.0 million.
•Adjusted EBITDA in the range of $(8.0) million - $(6.0) million.

Fiscal year 2025:

•Software revenue in the range of $124.0 million - $131.0 million.
•Total revenue in the range of $145.5 million - $157.5 million.
•Adjusted EBITDA in the range of $(19.0) million - $(15.0) million.

DISCO’s first quarter and fiscal year 2025 financial outlook is based on assumptions that are subject to change, many of which are outside of its control. If actual results vary from these assumptions, these expectations may change. There can be no assurance that DISCO will achieve these results.

Reconciliation of Adjusted EBITDA on a forward-looking basis to net loss, the most directly comparable GAAP measure, is not available without unreasonable efforts due to the high variability and complexity and low visibility with respect to the charges excluded from this non-GAAP measure; in particular, the effects of stock-based compensation expense specific to equity compensation awards that are directly impacted by unpredictable fluctuations in DISCO’s stock price. DISCO expects the variability of the above charges to have a significant, and potentially unpredictable, impact on its future GAAP financial results.

Conference Call Information

DISCO will host a conference call and webcast at 4:00 p.m. CT (5:00 p.m. ET) today, February 20, 2025, to discuss its fourth quarter and fiscal year 2024 financial results and business highlights. The conference call can be accessed by dialing (888) 300-4030 from the United States or +1 (646) 970-1443 internationally with conference ID 8394292. The live webcast of the conference call and other materials related to DISCO’s financial performance can be accessed from DISCO’s investor relations website at ir.csdisco.com.

Following the completion of the call until 10:59 p.m. CT (11:59 p.m. ET) on Thursday, March 13, 2025, a telephone replay will be available by dialing (800) 770-2030 from the United States, or +1 (609) 800-9909 internationally with conference ID 8394292. A webcast replay will also be available at ir.csdisco.com for 12 months.

About DISCO

DISCO (NYSE: LAW) provides cloud-native, artificial intelligence-powered legal product offerings that simplify legal hold, legal request, ediscovery, legal document review and case management for enterprises, law firms, legal services providers and governments. Our scalable, integrated product offerings enable legal departments to easily collect, process and review enterprise data that is relevant or potentially relevant to legal matters.

References to “DISCO,” the “Company,” “our” or “we” in this press release refer to CS Disco, Inc. and its subsidiaries on a consolidated basis.

Use of Non-GAAP Financial Measures

DISCO uses the following non-GAAP financial measures: Adjusted EBITDA, Adjusted EBITDA margin; non-GAAP cost of revenue; non-GAAP gross profit; non-GAAP gross margin; non-GAAP research and development expense; non-GAAP research and development expense as a percentage of revenue; non-GAAP sales and marketing expense; non-GAAP sales and marketing expense as a percentage of revenue; non-GAAP general and administrative expense; non-GAAP general and administrative expense as a percentage of revenue; non-GAAP loss from operations; non-GAAP operating margin; non-GAAP net loss attributable to common stockholders, non-GAAP net loss attributable to common stockholders per share (basic and diluted) and non-GAAP net loss attributable to common stockholders as a percentage of revenue. Management believes that these non-GAAP financial measures are useful measures of operating performance because they exclude items that DISCO does not consider indicative of its core performance.

In the case of Adjusted EBITDA and Adjusted EBITDA margin, DISCO adjusts net loss for such items as depreciation and amortization expense; income tax provision; interest and other, net; stock-based compensation expense; payroll tax expense on employee stock transactions; restructuring charges; acquisition revaluation expense; expenses associated with stockholder litigation; impairment of intangible asset and capitalized development; and other one-time, non-recurring items, when applicable. In the case of non-GAAP cost of revenue, non-GAAP gross profit and non-GAAP gross margin, DISCO adjusts the respective GAAP balances for stock-based compensation expense. In the case of non-GAAP research and development expense, non-GAAP research and development expense as a percentage of revenue, non-GAAP sales and marketing expense and non-GAAP sales and marketing expense as a percentage of revenue, DISCO adjusts the respective GAAP balances for stock-based compensation expense, restructuring charges, and other one-time, non-recurring items, when applicable. In the case of non-GAAP general and administrative expense and non-GAAP general and administrative expense as a percentage of revenue, DISCO adjusts the respective GAAP balances for stock-based compensation expense, restructuring charges, acquisition revaluation expense, and expenses associated with stockholder litigation. In the case of non-GAAP loss from operations, non-GAAP operating margin, non-GAAP net loss attributable to common stockholders, non-GAAP net loss attributable to common stockholders per share (basic and diluted) and non-GAAP net loss attributable to common stockholders as a percentage of revenue, DISCO adjusts the respective GAAP balances for stock-based compensation expense, restructuring charges, acquisition revaluation expense, expenses associated with stockholder litigation, impairment of intangible asset and capitalized development, and other one-time, non-recurring items, when applicable.

There are limitations associated with the use of these non-GAAP financial measures. These non-GAAP financial measures are not prepared in accordance with GAAP, do not reflect a comprehensive system of accounting and may not be completely comparable to similarly titled measures of other companies due to potential differences in the exact method of calculation between companies. Certain items that are excluded from these non-GAAP financial measures can have a material impact on operating loss and net loss. As a result, these non-GAAP financial measures have limitations and should be considered in addition to, not as a substitute for or superior to, the closest GAAP measures, or other financial measures prepared in accordance with GAAP.

DISCO's management uses these non-GAAP measures as measures of operating performance; to prepare DISCO's annual operating budget; to allocate resources to enhance the financial performance of DISCO's business; to evaluate the effectiveness of DISCO's business strategies; to provide consistency and comparability with past financial performance; to facilitate a comparison of DISCO's results with those of other companies, many of which use similar non-GAAP financial measures to supplement their GAAP results; and in communication with DISCO’s board of directors concerning financial performance.

Forward-Looking Statements

This press release contains forward-looking statements, including, among other things, statements regarding DISCO’s future financial performance and DISCO’s strategies and business initiatives. Words such as “may,” “should,” “will,” “believe,” “expect,” “anticipate,” “target,” “project,” and similar phrases that denote future expectation or intent regarding DISCO’s financial results, operations, and other matters are intended to identify forward-looking statements. You should not rely upon forward-looking statements as predictions of future events.

The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties, and other factors that may cause DISCO’s actual results, performance, or achievements to differ materially, including (i) our history of operating losses; (ii) our limited operating history; (iii) our ability to maintain and advance our innovation and brand; (iv) our ability to effectively add new customers; (v) our ability to effectively increase usage and penetration with our existing customer base; (vi) our ability to expand our sales coverage and establish a digital sales channel; (vii) our ability to expand internationally; (viii) our ability to extend and strengthen our channel partnerships and integrations; (ix) our ability to expand our offering portfolio to a wider range of legal processes outside of our current core offerings; (x) our dependence on revenue from customer usage, which fluctuates based on the timing of and activity driven by legal matters for which our product offerings are used, and any shortfall of large matters on our platform; (xi) our ability to pursue strategic acquisitions and strategic investments to expand the functionality and value of our product offerings; (xii) our ability to comply or remain in compliance with laws and regulations that currently apply or become applicable to our business in the jurisdictions in which we operate; (xiii) the potential that our computer or electronic systems, applications or services, or those of any third parties on whom we depend, fail or suffer security or data privacy breaches or other unauthorized or improper access to, use of, or destruction of our proprietary or confidential data, employee data, or personal data; (xiv) our ability to compete effectively with existing competitors and new market entrants; (xv) the impact of general macroeconomic conditions, such as fluctuations in inflation and fluctuating interest rates and the potential imposition of tariffs in the United States and abroad, on our or our customers’ businesses; and (xvi) the impact that global events, such as the Russia-Ukraine war and conflict in the Middle East, and any related economic downturn could have on our or our customers’ businesses, financial condition and results of operations.

The forward-looking statements contained in this press release are also subject to additional risks, uncertainties, and factors, including those more fully described in our filings with the Securities and Exchange Commission (“SEC”), including our Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, filed with the SEC on November 6, 2024. Further information on potential risks that could affect actual results will be included in the subsequent periodic and current reports and other filings that we make with the SEC from time to time, including our Annual Report on Form 10-K for the year ended December 31, 2024.

Forward-looking statements represent DISCO’s management’s beliefs and assumptions only as of the date such statements are made. We undertake no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law.

Investor Relations Contact
IR@csdisco.com

CS DISCO, INC.
Consolidated Balance Sheets
(in thousands, except par value amounts)

	December 31,
	2024	2023
Assets
Current assets:
Cash and cash equivalents	$52,771	$159,551
Short-term investments	76,356	—
Accounts receivable, net	23,117	26,993
Prepaid expenses and other current assets	4,692	5,795
Total current assets	156,936	192,339
Property and equipment, net	7,878	9,663
Operating lease right-of-use assets	8,388	8,143
Primary law intangible asset, net	—	14,000
Other intangible assets, net	400	681
Goodwill	5,898	5,898
Other assets	820	823
Total assets	$180,320	$231,547
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$3,994	$5,234
Accrued expenses	5,947	5,502
Accrued salary and benefits	9,127	6,230
Deferred revenue	4,296	4,285
Operating leases	2,288	1,826
Finance leases	42	41
Total current liabilities	25,694	23,118
Operating leases, non-current	6,855	7,136
Finance leases, non-current	116	158
Other liabilities	141	800
Total liabilities	32,806	31,212
Commitments and contingencies
Stockholders’ equity
Preferred stock $0.005 par value, 100,000 shares authorized and no shares issued and outstanding as of December 31, 2024 and 2023	—	—
Common stock $0.005 par value, 1,000,000 shares authorized as of December 31, 2024 and 2023; 60,329 and 61,010 shares issued and outstanding as of December 31, 2024 and 2023, respectively	302	306
Additional paid-in capital	444,601	440,408
Accumulated other comprehensive income	41	—
Accumulated deficit	(297,430)	(240,379)
Total stockholders’ equity	147,514	200,335
Total liabilities and stockholders’ equity	$180,320	$231,547

CS DISCO, INC.
Consolidated Statements of Operations and Comprehensive Loss
(in thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
Revenue	$36,999	$35,742	$144,841	$138,090
Cost of revenue	9,534	8,693	37,414	34,948
Gross profit	27,465	27,049	107,427	103,142
Operating expenses:
Research and development	13,787	10,528	51,511	51,623
Sales and marketing	15,083	14,311	61,377	68,132
General and administrative	9,512	9,887	41,049	33,232
Impairment of intangible asset and capitalized development	15,213	—	15,213	—
Total operating expenses	53,595	34,726	169,150	152,987
Loss from operations	(26,130)	(7,677)	(61,723)	(49,845)
Other income (expense)
Interest and other income	1,464	2,039	6,837	8,306
Interest and other expense	(511)	80	(556)	(168)
Loss from operations before income taxes	(25,177)	(5,558)	(55,442)	(41,707)
Income tax provision	(23)	(282)	(332)	(443)
Net loss attributable to common stockholders	$(25,200)	$(5,840)	$(55,774)	$(42,150)
Unrealized gain on investments	(20)	—	41	—
Comprehensive loss	$(25,220)	$(5,840)	$(55,733)	$(42,150)
Net loss per share attributable to common stockholders, basic and diluted	$(0.42)	$(0.10)	$(0.93)	$(0.70)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	60,102	60,810	60,212	60,139

CS DISCO, INC.
Consolidated Statements of Cash Flows
(in thousands)

	Year Ended December 31,
	2024	2023
Cash flow from operating activities:
Net loss	$(55,774)	$(42,150)
Adjustments to reconcile net loss to cash used in operations:
Depreciation and amortization	3,926	4,159
Stock-based compensation	22,269	16,158
Charge to allowance for credit losses	2,112	2,432
Loss (gain) on disposal of long-lived assets	(4)	41
Remeasurement of contingent consideration	303	500
Non-cash operating lease costs	1,813	1,681
Amortization of premium on short-term investments	(1,057)	—
Impairment of intangible asset and capitalized development	15,213	—
Changes in operating assets and liabilities:
Accounts receivable	1,764	(6,705)
Prepaid expenses and other current assets	1,103	(310)
Other long-term assets	(7)	(226)
Accounts payable	(849)	(4,091)
Accrued expenses and other	2,485	4,226
Deferred revenue	11	185
Operating lease liabilities	(1,878)	(1,710)
Other liabilities	(179)	279
Net cash used in operating activities	(8,749)	(25,531)
Cash flow from investing activities:
Purchases of property, equipment and capitalized software development costs	(2,781)	(4,859)
Purchases of short-term investments	(87,937)	—
Maturities of short-term investments	12,679	—
Purchase of primary law intangible asset	—	(14,000)
Proceeds from disposal of equipment	4	4
Cash paid for acquisitions	—	(1,180)
Net cash used in investing activities	(78,035)	(20,035)
Cash flow from financing activities:
Proceeds from exercise of stock options	80	543
Net proceeds from issuance of common stock under Employee Stock Purchase Plan	600	1,459
Repurchase of common stock related to net share settlement	(127)	(89)
Repurchase of common stock related to share repurchase program	(20,052)	—
Cash paid for acquisitions	(456)	—
Principal payments on finance lease obligations	(41)	(40)
Net cash provided by financing activities	(19,996)	1,873
Net decrease in cash and cash equivalents:	(106,780)	(43,693)
Cash and cash equivalents at beginning of period	159,551	203,244
Cash and cash equivalents at end of period	$52,771	$159,551

CS DISCO, INC.
Consolidated Statements of Cash Flows (continued)
(in thousands)

	Year Ended December 31,
	2024	2023
Supplemental disclosure:
Cash paid for taxes	$896	$766
Non-cash investing and financing activities:
Property and equipment included in accounts payable and accrued liabilities	$66	$448

CS DISCO, INC.
Reconciliation from GAAP to Non-GAAP Results
(in thousands, except for percentages and per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
Net loss	$(25,200)	$(5,840)	$(55,774)	$(42,150)
Depreciation and amortization expense	834	1,148	3,926	4,159
Income tax provision	23	282	332	443
Interest and other, net	(953)	(2,119)	(6,281)	(8,138)
Stock-based compensation expense	5,391	4,947	22,269	16,158
Payroll tax expense on employee stock transactions	71	51	537	470
Restructuring charges	—	—	—	2,590
Acquisition revaluation expense	303	500	303	500
Expenses associated with stockholder litigation	31	74	757	74
Impairment of intangible asset and capitalized development	15,213	—	15,213	—
Adjusted EBITDA	$(4,287)	$(957)	$(18,718)	$(25,894)
Adjusted EBITDA margin	(12)%	(3)%	(13)%	(19)%

	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
Cost of revenue	$9,534	$8,693	$37,414	$34,948
Non-GAAP adjustments:
Stock-based compensation expense	(442)	(264)	(1,715)	(1,036)
Non-GAAP cost of revenue	$9,092	$8,429	$35,699	$33,912
Non-GAAP gross profit	$27,907	$27,313	$109,142	$104,178
Non-GAAP gross margin	75%	76%	75%	75%

	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
Research and development	$13,787	$10,528	$51,511	$51,623
Non-GAAP adjustments:
Stock-based compensation expense	(1,853)	(1,847)	(7,709)	(7,767)
Restructuring charges	—	—	—	(1,510)
Non-GAAP research and development	$11,934	$8,681	$43,802	$42,346
Non-GAAP research and development as a % of revenue	32%	24%	30%	31%

	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
Sales and marketing	$15,083	$14,311	$61,377	$68,132
Non-GAAP adjustments:
Stock-based compensation expense	(1,212)	(1,338)	(4,676)	(5,366)
Restructuring charges	—	—	—	(648)
Non-GAAP sales and marketing	$13,871	$12,973	$56,701	$62,118
Non-GAAP sales and marketing as a % of revenue	37%	36%	39%	45%

	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
General and administrative	$9,512	$9,887	$41,049	$33,232
Non-GAAP adjustments:
Stock-based compensation expense	(1,884)	(1,498)	(8,169)	(1,989)
Restructuring charges	—	—	—	(432)
Acquisition revaluation expense	(303)	(500)	(303)	(500)
Expenses associated with stockholder litigation	(31)	(74)	(757)	(74)
Non-GAAP general and administrative	$7,294	$7,815	$31,820	$30,237
Non-GAAP general and administrative as a % of revenue	20%	22%	22%	22%

	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
Loss from operations	$(26,130)	$(7,677)	$(61,723)	$(49,845)
Operating margin	(71)%	(21)%	(43)%	(36)%
Non-GAAP adjustments:
Stock-based compensation expense	5,391	4,947	22,269	16,158
Restructuring charges	—	—	—	2,590
Acquisition revaluation expense	303	500	303	500
Expenses associated with stockholder litigation	31	74	757	74
Impairment of intangible asset and capitalized development	15,213	—	15,213	—
Non-GAAP loss from operations	$(5,192)	$(2,156)	$(23,181)	$(30,523)
Non-GAAP operating margin	(14)%	(6)%	(16)%	(22)%

	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
Net loss attributable to common stockholders	$(25,200)	$(5,840)	$(55,774)	$(42,150)
Non-GAAP adjustments:
Stock-based compensation expense	5,391	4,947	22,269	16,158
Restructuring charges	—	—	—	2,590
Acquisition revaluation expense	303	500	303	500
Expenses associated with stockholder litigation	31	74	757	74
Impairment of intangible asset and capitalized development	15,213	—	15,213	—
Non-GAAP net loss attributable to common stockholders	$(4,262)	$(319)	$(17,232)	$(22,828)
Non-GAAP net loss attributable to common stockholders per share, basic and diluted	$(0.07)	$(0.01)	$(0.29)	$(0.38)
Weighted average shares used to compute basic and diluted net loss per share	60,102	60,810	60,212	60,139
Non-GAAP net loss attributable to common stockholders as a % of revenue	(12)%	(1)%	(12)%	(17)%